Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Schedule of net loss per share

Number of shares and loss used in the computation of net loss per share:

	Year ended December 31,
	2020		2019		2018
	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company
Used in the computation of basic and diluted net loss	22,453,025	$5,385	20,506,202	$10,328	16,640,446	$6,479

*)	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.